Table of Contents
USAA Family of Funds                         1
Message from the President                   2
Investment Review:
    New York Bond Fund                       4
    New York Money Market Fund               8
Shareholder Voting Results                  11
Financial Information:
    Statements of Assets and Liabilities    13
    Portfolios of Investments in Securities:
       New York Bond Fund                   15
       New York Money Market Fund           17
    Notes to Portfolios of Investments      20
    Statements of Operations                21
    Statements of Changes in Net Assets     22
    Notes to Financial Statements           23

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:
                                 USAA Investment Management Company
                                 Attn: Report Mail
                                 9800 Fredericksburg Road
                                 San Antonio, TX 78284-8916
or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA New York Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.



USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds.
This summary is a snapshot of the performance of all 32 funds by investment objective as of September 30,
1995.  For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.


                                                 Average Annual Total Return*
       Investment                       Inception                                       Since     7-Day     30-Day(1)
       Objective                          Date        1 yr      5 yrs     10 yrs    Inception   Simple     SEC

Capital Appreciation
Aggressive Growth                      10/19/81       46.21     22.58      12.68        -          -        -
Emerging Markets(2)                     11/7/94         -         -          -        (.60)        -        -
Gold(2)                                 8/15/84       (9.21)     2.95       4.46        -          -        -
Growth                                   4/5/71       18.48     16.12      13.22        -          -        -
Growth & Income                          6/1/93       23.46       -          -        12.88        -        -
International(2)                        7/11/88        1.58     13.34        -         9.56        -        -
World Growth(2)                         10/1/92        6.47       -          -        12.43        -        -


Asset Allocation
Balanced Strategy                        9/1/95         -         -          -          .40
Cornerstone Strategy(2)#                8/15/84      10.89      11.97      12.98        -          -        -
Growth and Tax Strategy**#              1/11/89      13.86      10.20        -         9.35        -       3.75
Growth Strategy(2)                       9/1/95         -         -          -          .30        -        -
Income Strategy                          9/1/95         -         -          -         1.50        -


Income - Taxable
GNMA                                     2/1/91       12.56       -          -         8.18        -       6.82
Income                                   3/4/74       18.64     10.98      10.47        -          -       6.61
Income Stock                             5/4/87       20.54     15.74        -        11.95        -        -
Short-Term Bond                          6/1/93        9.37       -          -         5.15        -       6.58


Income - Tax Exempt
Long-Term(3)**                          3/19/82        9.83      8.25       8.92        -          -       5.73
Intermediate-Term(3)**                  3/19/82        9.76      8.14       8.23        -          -       5.15
Short-Term(3)**                         3/19/82        6.41      5.65       5.94        -          -       4.33
California Bond(3)**                     8/1/89       11.24      8.28        -         7.39        -       5.75
Florida Tax-Free Income(3)**            10/1/93        9.67       -          -         1.17        -       5.71
New York Bond(3)**                     10/15/90        9.71       -          -         8.68        -       5.65
Texas Tax-Free Income(3)**               8/1/94       13.26       -          -         9.80        -       5.61
Virginia Bond(3)**                     10/15/90       10.51       -          -         8.38        -       5.72


Money Market
Money Market(4)                          2/2/81        5.67      4.65       6.01        -         5.56      -
Tax Exempt Money Market(3),(4)**         2/6/84        3.57      3.45       4.40        -         3.89      -
Treasury Money Market Trust(4)           2/1/91        5.42       -          -         4.09       5.35      -
California Money Market(3),(4)**         8/1/89        3.53      3.27        -         3.70       3.79      -
Florida Tax-Free Money Market(3),(4)**  10/1/93        3.45       -          -         2.81      3.67       -
New York Money Market(3),(4)**         10/15/90        3.42       -          -         3.01      3.89       -
Texas Tax-Free Money Market(3),(4)**     8/1/94        3.46       -          -         3.33      3.57       -
Virginia Money Market(3),(4)**         10/15/90        3.44       -          -         3.19      3.62       -



(1)  Calculated as prescribed by the Securities and Exchange Commission.

(2)  Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4)  An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

*    Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

**   IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your
     IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.




MESSAGE FROM THE PRESIDENT


(Photo of Michael J.C. Roth, CFA, President and Vice Chairman of the Board, appears here)


In September I attended an Investment Company Institute conference for mutual fund directors. It was in Washington D.C., and the speakers included a current member of the House and a former senator. Both delivered similar messages: Expect a reform of the tax system.

This news is not a surprise to tax-exempt fund investors. As
I pointed out in a letter earlier this year, the tax-exempt bond market has spent much of 1995 adjusting to the expectation of lower tax rates. It has done this by narrowing the difference in yields between taxable and tax-exempt bonds. This adjustment has been well masked by the very handsome total returns in tax-exempt bonds this year. The portfolio managers will give you details in their reports.

       "We will always remember that you are the reason we are in business."


I wish I could give you simple guidance on where to go from here, but I cannot. In fact, one of the most difficult questions in reforming the tax system will be how to approach the tax-exempt bond market. It is not only important to you, the investor, but also to the state and local entities that borrow your money through these bonds.

Do we suddenly, in one fell swoop, dramatically raise their cost of borrowing? If we do, current owners of bonds will be hurt, but so will everyone who pays taxes in states and cities. Those borrowers will need more revenue to pay interest on their bonds. Therefore, a radical reform might lower federal taxes, but raise state and local taxes. I do not think this is a desirable or desired outcome. It certainly is not a simple problem to solve.

I do not believe that any major change will take place until after the next national election. At this uncertain time I will make this pledge to you:
        We will watch the tax reform situation very closely.
        Our guidance to you will keep your interests uppermost.
        We will always remember that you are the reason we are in business.


Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board








Investment Review

NEW YORK BOND FUND

OBJECTIVE: Provide New York investors with a high level of current interest income that is exempt from federal income taxes and New York State and New York City personal income taxes.

Types of Investments: Invests primarily in long-term investment grade New York tax-exempt securities.

                                              3/31/95      9/30/95
Net Assets                                 $50.5 Million   $52.9 Million
Net Asset Value Per Share                   $10.77           $10.94

Average Annual Total Returns as of 9/30/95
March 31, 1995 to September 30, 1995                         4.57% +++
1 Year                                                       9.71%
Since inception on October 15, 1990                          8.68%

+++ Total returns for periods of less than one year are not annualized.
    This six-month return is cumulative.

30-Day SEC Yield on September 30, 1995                       5.65%*
* Calculated as prescribed by the Securities and Exchange Commission.



    A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 10/15/90 to 9/30/95, with dividends and capital gains reinvested. The ending values for the items graphed are:

    Lehman Brothers Muni. Bond Index          $15,230
    USAA New York Bond Fund                    15,163

The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform such an index, since funds have expenses.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





Message from the Manager

(Photo of Kenneth E. Willmann, CFA, Portfolio Manager, appears here)


New York Bond Fund

The six-month period ended September 30, 1995, witnessed the continuation of the bull market in bonds which began in November 1994. The standard for bond interest rates, the active 30-year U. S. Treasury bond (the long bond), fell from a yield of 7.43% on March 31, 1995, to 6.53% on September 30, 1995. This resulted in a 10.2% rise in price.

Tax-exempt bonds also benefited, but to a lesser degree. The Bond Buyer 40-Bond Index (BBI40) is an industry benchmark for long-term municipal bonds. Its yield declined from 6.37% on March 31, 1995, to 6.07% on September 30, 1995. The resultant price rise was a modest 1.6%. The New York Bond Fund's performance mirrored the index. The net asset value
(NAV) per share rose 1.5% from March 31, 1995, to September 30, 1995. The 30-Day SEC yield was still an attractive 5.65% at the end of that period.

What Happened
Why did tax-exempt bonds respond in this relatively subdued fashion? The clue is in the difference in yield decline between the long bond and the BBI40. Tax-exempt bonds typically yield less than taxable bonds because the market gives them credit for the tax exemption. On March 31, 1995, the BBI40 yield was 85.8% of the yield of the long bond. By September 30, 1995, that ratio had risen to 93.4%. The reason is all the rhetoric about tax reform emanating from the federal government. The market for tax-exempt bonds, in its collective wisdom, reduced the credit given for tax exemption. In short, the market was nervous. See the "Message from the President" on page two for a discussion of the tax reform debate.


[A pie chart is shown here depicting the Portfolio Ratings/Mix as of September 30, 1995 for the New York Bond Fund to be: AAA- 13%,
 AA - 41%, A - 24%, BBB -21% and Cash Equivalents - 1%.]

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group or Fitch Investors Service.



New York Economy
The state incurred a small general fund operating deficit in fiscal 1994-95. Significant reductions in state spending prevented this deficit from being much higher. The state's budget for the 1995-96 fiscal year is the first to be enacted in the administration of Governor George Pataki. It was passed by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Of note is the fact that it is the first enacted budget in over 50 years which projects an absolute year-to-year decline in general fund disbursements. The budget also includes the first phase of the Governor's income tax reduction plan. However, these two factors also contributed to the budget's late passage.

New York's economic recovery remains slow in comparison to national and regional performance. The seasonally adjusted unemployment rate was 7.1% for August 1995 - compared to 5.6% for the nation. While the state's economy remains sluggish, the unemployment rate has improved from the peak levels of 8.5% in 1992. Debt levels, while high, remain manageable.

Outlook
I believe the U.S. economy is slowly decelerating. This gradual slowdown should keep inflationary pressures in check, which has the further effect of keeping interest rates from rising. In fact, I believe interest rates are more likely to decline than to rise over the next few months.

I will continue to follow a strategy of favoring tax-exempt income over capital gains while maintaining a high-quality portfolio. For the six months ended September 30, 1995, the annualized dividend yield(1) on the New York Bond Fund was 5.79%, well ahead of Lipper's New York State Municipal Debt Funds average of 5.12%.(2) I believe such a strategy is preferable for tax-sensitive investors in the upper income tax brackets.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.

(2) Source: Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.

See page 15 for a complete listing of the Portfolio of Investments in Securities.

Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

[A graph is shown here comparing the 12-month dividend yield of the USAA
 New York Bond Fund and the Lipper New York Municipal Debt Funds Average from 9/30/92 to 9/30/95. The vertical axis shows the yield and the horizontal axis shows the time period. The values are:

USAA NEW YORK
  BOND FUND            5.90     5.26     5.66       5.77

LIPPER. NEW YORK
  MUNI. DEBT
  FUNDS AVG.           6.08     5.33     5.57       5.21



The Lipper New York Municipal Debt Funds average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. Lipper calculations do not include the effects of sales charges. The graph represents data from 9/30/92 to 9/30/95.



Investment Review

New York Money Market Fund


OBJECTIVE: Provide New York investors with a high level of current interest income that is exempt from federal income taxes and New York State and New York City personal income taxes, while preserving capital and maintaining liquidity.

Types of Investments: High quality New York tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the
U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
                                         3/31/95                   9/30/95
Net Assets                             $27.5 Million           $33.6 Million
Net Asset Value Per Share                   $1.00                  $ 1.00

Average Annual Total Returns as of 9/30/95
March 31, 1995 to September 30, 1995                                  1.80% +
1 Year                                                                3.42%
Since inception on October 15, 1990                                   3.01%
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

7-Day Simple Yield on September 30, 1995                              3.89%


[A graph is shown here comparing the 7-day yield of the USAA New York Money Market Fund and the IBC/Donoghue's State Specific SB & GB (Tax-Free): New York from 9/94 to 9/95. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 9/25/95, for the USAA New York Money Market Fund is 3.80% and the ending value for the IBC Donoghue's State Specific SB & GP (Tax-Free): New York is 3.26%. ]


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): New York Money Funds, an average of all major money market fund yields.




Message from the Manager


(Photo of Pamela K. Bledsoe, CFA, Portfolio Manager, appears here)




Economic Volatility in the Market

Contrary to the long-term bond market, the money market continues to experience a roller-coaster ride. Since March, the yield on the Tax Exempt Note Rate (TENR)(1) has traded from a high of 4.75% in May to a low of 2.65% in early June. These ups and downs have been driven by mixed economic data, supply and demand factors and credit risk. The Federal Reserve (Fed) uses economic data such as unemployment levels, retail sales and new housing starts to make interest rate decisions. On July 6, 1995, the Fed reduced interest rates .25% after raising interest rates seven times during 1994 and 1995. This reduction was spurred by easing inflationary pressures and the Fed's desire to keep the economy strong enough to avoid a recession. In anticipation of this activity, I extended the Fund's maturity to lock in the higher rates and will try to continue to do so as I expect rates to be in a generally downward trend.

Economic volatility is intensified by the short-term market's sensitivity to supply and demand factors, especially during the months of January, April, May, June, July, and December. Yields on variable-rate money market instruments typically rise in April and May as the need to cover tax payments creates an excess of bonds in the market. This situation reverses itself in the first weeks of June, July, December, and January since excess cash that needs to be invested creates a shortage of bonds leading to a sharp decline in yields. To minimize the impact of this phenomenon, I aggressively manage our variable rate demand notes (VRDNs)(2) to pursue top performance in this segment of the portfolio.

Credit risk, the relationship between market value and the likelihood of receiving payment at maturity, has also added to the volatility in the municipal note market. Our own research staff has proven invaluable in making credit-quality determinations. We'll continue to carefully evaluate credit risk to determine if a security is appropriate for this fund.

Outlook

The state of New York continues to face economic hardship as cutbacks in defense spending, a contraction in the financial services industry, and an overbuilt real estate market have reduced economic growth and have kept unemployment levels above the national average. For the first time in 50 years, the state budget includes a decline in the level of funding for various state programs and a reduction in spending for state operations. Further cuts and cost containment measures will be needed to close a continuing budget gap. However, to stimulate the state's economy and reduce the burden of taxation, the budget includes a three-year, 20% reduction in the New York state personal income tax.

While we feel that the state is taking positive steps to improve its financial condition, we believe New York will continue to face budget deficits in future years. Therefore, the primary focus of our holdings in the Fund will continue to be credit-enhanced issues, although we will selectively purchase stand-alone issues which meet our value and quality criteria.

(1) Tax Exempt Note Rate (TENR): A general market "AAA" weekly index as determined by Bankers Trust.

(2) Variable rate demand note (VRDN): A note representing borrowings that is payable on demand and that bears interest tied to a money market rate.

An investment in any money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

See page 17 for a complete listing of the Portfolio of Investments in Securities.



[A graph is shown here showing the growth of $10,000, from 10/15/90 to 9/30/95, invested in the USAA New York Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $11,597.]







Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown by Fund for proposal (2) and by aggregate for the entire USAA Tax Exempt Fund, Inc. (the Company) for proposals (1) and (3).

(1) Proposal to elect a Board of Directors as follows:
                                 Votes                            Votes
  Director                        For                           Withheld
Hansford T. Johnson              1,263,957,222                  40,330,706
Michael J.C. Roth                1,262,975,844                  41,312,084
John W. Saunders, Jr.            1,263,409,381                  40,878,547
George E. Brown                  1,250,233,665                  54,054,263
Howard L. Freeman, Jr.           1,259,213,299                  45,074,629
Richard A. Zucker                1,252,694,421                  51,593,507
Barbara B. Dreeben               1,242,417,451                  61,870,477

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office will terminate on December 31, 1995.

(2) Proposals to reclassify, amend or eliminate certain investment restrictions as follows:

Proposal to reclassify the investment restriction on illiquid securities from fundamental to non-fundamental and amend the restriction to permit investments in illiquid securities, including repurchase agreements maturing in more than seven days, to no more than the following:
                                            Number of Shares Voting
                                           For        Against      Abstain
                                 ---------------------------------------
15% of the value of the New York Bond
  Fund's net assets                    2,572,278      184,544      125,669
10% of the value of the New York Money
  Market Fund's net assets            13,880,475    1,435,807    1,922,279

Proposal to amend the restriction that a Fund may not underwrite any issue of securities to state that a Fund may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.
New York Bond Fund                     2,628,839      125,621      128,031
New York Money Market Fund            13,853,298    1,284,053    2,101,210

Proposal to amend the restriction relating to borrowing to allow a Fund to borrow an amount not exceeding 33 1/3% of its total assets
(including the amount borrowed) less liabilities (other than borrowings) for temporary or emergency purposes.

New York Bond Fund                     2,550,207      230,053      102,231
New York Money Market Fund            13,789,544    1,518,018    1,930,998

Proposal to amend the restriction relating to lending portfolio securities to permit a Fund to lend up to 1/3% of its total assets to other parties.
New York Bond Fund                     2,554,783      232,535       95,173
New York Money Market Fund            13,582,177    1,592,737    2,063,646

(3) Proposal to ratify or reject the selection by the Board of Directors of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending March 31, 1996.
                                   1,220,377,387   32,420,032   51,490,499









Statements of Assets and Liabilities
(In Thousands)

September 30, 1995
(Unaudited)

                                                                                New York
                                                             New York          Money Market
                                                             Bond Fund           Fund
                                                             ----------        -------------
Assets
  Investments in securities, at market value
    (identified cost of $50,064 and $33,437, respectively)    $52,168             $33,437
  Cash                                                             70                 116
  Receivables:
    Capital shares sold                                            14                  25
    Interest                                                      777                 166
                                                             --------             --------
        Total assets                                           53,029              33,744
                                                             --------             --------
Liabilities
  Capital shares redeemed                                          34                 101
  USAA Investment Management Company                               67                  17
  USAA Transfer Agency Company                                      4                   3
  Accounts payable and accrued expenses                            23                  20
  Dividends on capital shares                                      54                   4
                                                              --------              ------
     Total Liablities                                             182                 145
                                                              --------              ------
        Net assets applicable to capital shares outstanding   $52,847             $33,599
                                                              ========            ========

Represented by:
  Paid-in capital                                            $54,056              $33,599
  Accumulated net realized loss on investments                (3,313)                _
  Net unrealized appreciation of investments                   2,104                 _
                                                             --------             --------
        Net assets applicable to capital shares
           outstanding                                       $52,847              $33,599
                                                             ========             =========
  Capital shares outstanding                                   4,832               33,599
                                                             ========             =========
  Net asset value, redemption price, and offering price per
  share                                                       $10.94                $1.00
                                                             ========             =========
See accompanying notes to financial statements.



Categories & Definitions
Portfolios of Investments in Securities

September 30, 1995
(Unaudited)

Fixed Rate Instruments - consist of municipal bonds, notes, and commercial paper. The coupon rate is constant to maturity. Prior to maturity, the price of a fixed rate instrument generally varies inversely to the movement of interest rates. At maturity, the security pays face value.

Put Bonds - provide the right to tender, or put, the bond for redemption at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date. Between tender dates, the price of a put bond generally varies inversely to the movement of interest rates.

Variable Rate Demand Notes (VRDN) - provide the right, on any business day, to demand, or put, the security for redemption at face value on either that day or in seven days. The interest rate is adjusted at the stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the VRDN's effective maturity is the longer of the next put date or the interest reset date rather than the final maturity. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) - adds the financial strength of the provider to support the underlying obligor's debt service obligations and/or the put option. The enhancement may be provided by either a high quality bank, insurance company or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the credit enhancement.






New York Bond Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1995
(Unaudited)


Principal                                            Coupon    Final       Market
Amount                    Security                   Rate     Maturity     Value
---------                 --------                   ------   --------     ------

                      Fixed Rate Instruments (98.1%)
           New York
           Dormitory Auth. RB,
$1,750       Series 1990A (CRE)                      7.40%    7/01/15      $1,894
 2,000       Series 1992 (CRE)                       6.50     7/01/19       2,046
 2,000       Series 1994                             7.35     8/01/29       2,233
 2,500       Series 1994B                            6.25     5/15/20       2,481
 2,500     Energy Research and Development
             RB, Series 1995A                        6.10     8/15/20       2,487
 1,650     Environmental Facilities Corp.
             PCRB,  Series 1990B                     7.50     3/15/11       1,824
 1,995     Groton Community Health Care
             Facilities RB, Series 1994A             7.45     7/15/21       2,218
 1,930     Housing Finance Agency MFH RB,
             Series 1992E                            6.75     8/15/25       1,987
 2,500     Housing New York Corp. MFH RB             5.00    11/01/18       2,178
           Medical Care Facilities Finance Agency RB,
 2,500       Series 1994A                            6.25     2/15/24       2,398
 2,000       Series 1994A                            6.50     2/15/34       2,059
 2,000       Series 1994A (CRE)                      6.90     8/15/34       2,145
 2,000       Series 1994E                            6.50     8/15/24       2,037
 2,350       Series 1995A                            6.85     2/15/17       2,413
 2,500       Series 1995A                            6.38    11/15/19       2,541
 6,250     Mortgage Agency RB, Series EE-3           7.75     4/01/16       6,699
 3,000     New York City GO, Series 1995B            7.25     8/15/19       3,179
 2,500     New York City Municipal Water
             Finance Auth. RB                        5.50     6/15/23       2,310
 2,275     Thruway Auth. RB, Series 1992A            5.75     1/01/19       2,215
 2,000     Thruway Auth. Services Contract RB,
             Series 1995                             6.45     4/01/15       2,037
 2,500     Urban Development Corp. RB,
             Series 1995-5                           6.25     1/01/20       2,487
                                                                            ------
           Total fixed rate instruments
           (cost:  $49,764)                                                51,868
                                                                          --------

                Variable Rate Demand Notes (0.6%)
            New York
   100      New York City Trust for Cultural
              Resources RB, Series 1990B (CRE)       4.85     12/01/15        100
   200      Oswego County IDA PCRB, Series 1992      4.30     12/01/08        200
                                                                             -----
            Total variable rate demand notes
            (cost:  $300)                                                     300
                                                                            ------
            Total investments (cost:  $50,064)                            $52,168
                                                                          ========


                  Portfolio Summary By Industry
                  -----------------------------
               Hospitals                        13.2%
               Single-Family Housing            12.7
               Nursing Care                     12.3
               Education                        12.1
               General Obligations              10.7
               Healthcare - Miscellaneous        8.7
               Toll Roads                        8.0
               Electric Power                    4.7
               Water/Sewer                       4.4
               Buildings                         4.1
               Multi-Family Housing              3.8
               Water Utilities                   3.4
               Other                              .6
                                                ------
               Total                            98.7%
                                                ======









New York Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1995
(Unaudited)

Principal                                                  Coupon      Final
Amount              Security                               Rate      Maturity        Value
---------          ---------                               ------    --------     ---------
                   Variable Rate Demand Notes (70.3%)
           New York
$1,400     Chautauqua County IDA RB, Series 1984A (CRE)    4.25%      1/01/00      $1,400
 1,300     Dormitory Auth. RB, Series 1994A (CRE)          4.20       7/01/24       1,300
 1,250     Geneva IDA RB, Series 1993A (CRE)               4.35       3/01/08       1,250
           Job Development Auth. RB,
   400        Series 1984D1-D9 (CRE)                       3.70       3/01/99         400
   565        Series 1985C1-C34 (CRE)                      3.65       3/01/00         565
 1,200     Local Government Assistance Corp. RB,
              Series 1995D (CRE)                           4.40       4/01/25       1,200
   700     Monroe County IDA RB, Series 1985  (CRE)        3.70      12/01/00         700
           New York City GO,
   200        Series 1994E-2 (CRE)                         4.85       8/01/20         200
   100        Series 1994E-5 (CRE)                         4.85       8/01/15         100
 1,200        Series 1995B-8 (CRE)                         4.35       8/15/24       1,200
           New York City Housing Development Corp. RB,
 5,800        Series 1984A (CRE)                           5.70      12/01/16       5,800
 2,000        Series 1985A (CRE)                           5.70      12/01/09       2,000
 1,000     New York City IDA RB, Series 1990 (CRE)         4.20       5/01/20       1,000
 1,000     New York City Trust for Cultural Resources RB,
              Series 1990B (CRE)                           4.85      12/01/15       1,000
 1,200     Niagara County IDA RB, Series 1994A             4.35      11/15/24       1,200
   800     North Hempstead Solid Waste Management Auth.
              RB, Series 1993A (CRE)                       4.00       2/01/12         800
 1,300     Oswego County IDA PCRB, Series 1992             4.30      12/01/08       1,300
   800     Rotterdam IDA RB, Series 1993A (CRE)            4.15      11/01/09         800
 1,400     Suffolk County IDA RB, Series 1992 (CRE)        4.00      12/01/12       1,400
                                                                                   -------
           Total variable rate demand notes (cost:$23,615)                         23,615
                                                                                   -------

Put Bonds (14.6%)
           New York
   330     City of Hudson IDA RB, Series 1985 (CRE)        5.20      12/15/00         330
           Dormitory Auth. RB,
   878        Series 1989A (CRE)                           3.70      10/04/95         878
 1,200        Series 1989A (CRE)                           3.75       7/01/19       1,200
           Energy Research and Development Auth. PCRB,
   300        Series 1985A (CRE)                           4.65       3/15/15         300
 1,200        Series 1985A (CRE)                           4.70       3/01/16       1,200
 1,000        Series 1985B (CRE)                           4.10      10/15/15       1,000
                                                                                   -------
           Total put bonds (cost: $4,908)                                           4,908
                                                                                   -------

                  Fixed Rate Instruments (14.6%)

            New York
   500      Copiague Union Free School District TAN        4.50       6/28/96         502
 1,200      Half Hollow Hills Central School District TAN  4.25       6/28/96       1,205
   500      Monroe County BAN, Series 1995A                4.50       6/07/96         502
 1,200      New York City Municipal Water Finance Auth.
              CP Notes, Series 3 (CRE)                     3.50      10/04/95       1,200
   500      Patchogue Medford Union Free School
              District TAN                                 4.38       6/27/96         502
 1,000      Sayville Union Free School District TAN        4.25       6/27/96       1,003
                                                                                   -------
            Total fixed rate instruments (cost: $4,914)                             4,914
                                                                                   -------
            Total investments (cost:  $33,437)                                    $33,437
                                                                                  ========

                     Portfolio Summary By Industry
                     ------------------------------


            Multi-Family Housing                   23.2%
            Education                              16.2
            Electric Power                          9.5
            General Obligations                     8.8
            Community Service                       7.1
            Publishing/Newspapers                   4.1
            Nursing Care                            3.9
            Tobacco                                 3.9
            Hospitals                               3.6
            Pollution Control                       3.6
            Sales Tax Obligations                   3.6
            Water/Sewer                             3.6
            Finance - Municipal                     2.6
            Buildings                               2.4
            Resource Recovery                       2.4
            Manufacturing - Diversified Industries  1.0
                                                   ----
            Total                                  99.5%
                                                   =====

Notes to Portfolios of Investments




September 30, 1995
(Unaudited)


General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations

     BAN                              Bond Anticipation Notes
     CP                               Commercial Paper
     CRE                              Credit Enhanced
      GO                              General Obligation
     IDA                              Industrial Development Authority/Agency
     MFH                              Multi-Family Housing
    PCRB                              Pollution Control Revenue Bond
      RB                              Revenue Bond
     TAN                              Tax Anticipation Note

See accompanying notes to financial statements.









Statements of Operations
(In Thousands)

Six-month period ended September 30, 1995
(Unaudited)

                                                                     New York
                                                      New York      Money Market
                                                      Bond Fund       Fund
                                                    ----------    -------------
Net investment income:
    Interest income                                     $1,631          $576
                                                       -------         ------
    Expenses:
      Management fees                                      120            66
      Transfer agent's fees                                 22            16
      Custodian's fees                                      19            19
      Postage                                                3             2
      Shareholder reporting fees                             2             2
      Directors' fees                                        1             1
      Audit fees                                             8             8
      Legal fees                                             3             3
      Other                                                  3             2
                                                       --------        -------
        Total expenses before reimbursement                181           119
      Expenses Reimbursed                                  (53)          (48)
                                                        --------        -------
        Total expenses after reimbursement                 128            71
                                                        --------        -------
               Net investment income                     1,503           505
                                                        --------        -------
Net realized and unrealized gain on investments:
      Net realized gain                                     86            --
      Change in net unrealized appreciation/depreciation   710            --
                                                         -------       --------
           Net realized and unrealized gain                796            --
                                                         -------       -------
Increase in net assets resulting from operations        $2,299          $505
                                                        ========       =======
See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
(In Thousands)


Six-month period ended September 30, 1995 and Year ended March 31, 1995 (Unaudited)


                                                                      New York
                                               New York              Money Market
                                              Bond Fund                 Fund
                                              -----------            ------------

                                           9/30/95   3/31/95       9/30/95     3/31/95
                                          --------   -------       -------     --------
From operations:
  Net investment income                   $1,503     $ 3,007         $505       $ 733
  Net realized gain (loss) on investments     86      (3,353)          -           -
  Change in net unrealized appreciation/
     depreciation of investments             710       2,716           -           -
                                          -------    --------        ------      -----
     Increase in net assets resulting from
       operations                          2,299       2,370          505         733
                                          -------    --------        ------      ------


Distributions to shareholders from:
  Net investment income                  (1,503)      (3,007)        (505)       (733)
                                         --------     -------        ------      ------

From capital share transactions:
  Shares sold                             7,750       16,488       20,399      31,532
  Shares issued for dividends reinvested  1,167        2,357          478         691
  Shares redeemed                        (7,373)     (24,613)     (14,803)    (29,211)
                                        ---------    --------     ---------    --------
     Increase (decrease) in net assets from
       capital share transactions         1,544       (5,768)       6,074       3,012
                                        ---------    --------     ---------    --------
Net increase (decrease) in net assets     2,340       (6,405)       6,074       3,012
Net assets:
     Beginning of period                 50,507       56,912       27,525      24,513
                                       ----------    --------      --------    --------
     End of period                      $52,847      $50,507      $33,599     $27,525
                                       ==========    ========     =========   =========

Change in shares outstanding:
    Shares sold                             710        1,569       20,399      31,532
    Shares issued for dividends reinvested  107          223          478         691
    Shares redeemed                        (675)      (2,358)     (14,803)    (29,211)
                                       ---------      --------    --------    ---------
      Increase (decrease) in shares
      outstanding                           142         (566)       6,074       3,012
                                       =========      =========    ========    =======
Authorized shares of $.01 par value      25,000       25,000      100,000     100,000
                                       =========      =========   =========   ========

See accompanying notes to financial statements.





Notes to Financial Statements
(In Thousands)

September 30, 1995
(Unaudited)



(1)   Summary of Significant Accounting Policies

USAA Tax Exempt Fund, Inc. (the Company), registered under the
Investment Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the New York Bond Fund and New York Money Market Fund (the Funds).

A. Security valuation - Investments in the New York Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.
Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.
Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Securities and Exchange Commission, all securities in the New York Money Market Fund are stated at amortized cost which approximates market value.

B. Federal taxes - Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in New York municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

(2)  Line of Credit

The Funds participate with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996 for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under this Agreement, each Fund may borrow amounts not to exceed 10% of the value of its total assets. All borrowings must be repaid before additional investments are made. Borrowings under this Agreement will bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Funds had no borrowings under this Agreement during the six-month period ended September 30, 1995.

(3)  Distributions

Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1995.

Distributions of realized gains from security transactions not offset by capital losses are generally made in the succeeding fiscal year. At September 30, 1995, the New York Bond Fund had a capital loss carryover of approximately $3,313 which will expire in or before 2004. It is unlikely that the Board of Directors of the Company will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

(4)  Investment Transactions

Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1995 for the New York Bond Fund were $19,331 and $17,093, respectively. Purchases and sales/maturities of securities for the six-month period ended September 30, 1995 for the New York Money Market Fund were $34,652 and $28,334, respectively.

Gross unrealized appreciation and depreciation of investments at September 30, 1995 for the New York Bond Fund was $2,126 and $22, respectively.

(5)   Transactions with Manager

A. Management fees - The investment policy of the Funds and the management of the Funds' portfolios is carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000, .40% of that portion over $50,000 but not over $100,000, and .30% of that portion over $100,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Company. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The agreement provides that the Manager will receive no fee or other remuneration for such services.




(6) Financial Highlights


Per share operating performance for a share outstanding throughout each period is as follows:




                              Net Asset                        Net Realized      Distributions
         Fiscal                Value at         Net               and                from Net        Distribution
          Year                Beginning       Investment       Unrealized        Investment         of Realized
         Ended                of Period        Income          Gain (Loss)          Income          Capital Gains
                                 ($)             ($)               ($)               ($)                ($)
NEW YORK BOND FUND:
March 31, 1991*               10.00             .32               .50               (.32)              --
          1992                10.50             .69               .44               (.69)              --
          1993                10.94             .65               .80               (.65)             (.12)
          1994                11.62             .62              (.50)              (.62)             (.29)
          1995                10.83             .62              (.06)              (.62)              --
          1996**              10.77             .32               .17               (.32)              --

NEW YORK MONEY MARKET FUND:
March 31, 1991*                1.00             .02                --               (.02)              --
          1992                 1.00             .04                --               (.04)              --
          1993                 1.00             .03                --               (.03)              --
          1994                 1.00             .02                --               (.02)              --
          1995                 1.00             .03                --               (.03)              --
          1996**               1.00             .02                --               (.02)              --



                                                                                                Ratio of Net
                          Net Asset                                          Ratio of            Investment
                           Value at                       Net Assets         Expenses              Income
                              End          Total            at End           to Average         to Average        Portfolio
                          of Period        Return         of Period          Net Assets         Net Assets        Turnover
                             ($)             (%)           ($000)                (%)               (%)             (%)
NEW YORK BOND FUND:
March 31, 1991*             10.50            8.22          11,635             .50(a)(b)          6.73(a)(b)      128.04
          1992              10.94           11.00          28,022             .50(a)             6.32(a)         110.77
	  1993              11.62           13.74          48,925             .50(a)             5.79(a)         107.12
          1994              10.83             .68          56,912             .50(a)             5.24(a)         124.40
          1995              10.77            5.42          50,507             .50(a)             5.83(a)         142.19
          1996**            10.94            4.57          52,847             .50(a)(b)          5.81(a)(b)       33.96(c)




NEW YORK MONEY MARKET FUND:
March 31, 1991*              1.00            2.23          12,684               .50(a)(b)         4.75(a)(b)        --
          1992               1.00            3.72          16,788               .50(a)            3.61(a)           --
          1993               1.00            2.51          19,428               .50(a)            2.46(a)           --
          1994               1.00            2.00          24,513               .50(a)            1.98(a)           --
          1995               1.00            2.76          27,525               .50(a)            2.74(a)           --
          1996**             1.00            1.80          33,599               .50(a)(b)         3.56(a)(b)        --



(a)  The information contained in this table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager.  Absent such reimbursements the Funds' ratios would have been:



                                                               Ratio of            Ratio of Net
                                                              Expenses           Investment Income
                                                             to Average            to Average
                                                             Net Assets            Net Assets
                                                                 (%)                   (%)
NEW YORK BOND FUND:
March 31, 1991*                                                1.73(b)               5.50(b)
          1992                                                 1.07                  5.75
          1993                                                  .80                  5.49
          1994                                                  .69                  5.05
          1995                                                  .71                  5.62
          1996**                                                .70(b)               5.61(b)

NEW YORK MONEY MARKET FUND:
March 31, 1991*                                                 1.65(b)              3.60(b)
          1992                                                  1.26                 2.86
          1993                                                  1.06                 1.90
          1994                                                   .98                 1.50
          1995                                                   .85                 2.39
          1996**                                                 .84(b)              3.22(b)



(b)  Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)  Effective September 30, 1995, the portfolio turnover rate has been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year. Had these securities been excluded for March 31, 1995, the portfolio turnover rate for the New York Bond Fund would have been 74.74%.


*    Funds commenced operations October 15, 1990.

**   For the six-month period ended September 30, 1995.

Total return assumes reinvestment of all dividend income and capital gains distributions during the period.


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